UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2004

FIRST HORIZON PHARMACEUTICAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-30123	58-2004779
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6195 Shiloh Road
Alpharetta, Georgia  30005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 442-9707

Item 7.                    Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description
99.1	Press release dated July 29, 2004 regarding the results for the second quarter ended June 30, 2004

Item 12.  Results of Operations and Financial Condition

On July 29, 2004, First Horizon Pharmaceutical Corporation issued a press release announcing its results for the second quarter ended June 30, 2004.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON PHARMACEUTICAL CORPORATION
(Registrant)

	By:	/s/ Darrell Borne
	Name:	Darrell Borne
	Title:	Chief Financial Officer

Date: July 29, 2004

Exhibits

Exhibit No.	Description

99.1	Press release dated July 29, 2004 regarding the results for the second quarter ended June 30, 2004